UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2011
Constant Contact, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001- 33707	04-3285398

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

1601 Trapelo Road Waltham, Massachusetts	02451

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 472-8100

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Constant Contact, Inc. (the “Company”) is filing this Current Report on Form 8-K to report the following events, each of which occurred on December 6, 2011 and is described in more detail below:
•	The Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors (the “Board”) approved the 2012 annual base salaries for the Company’s executive officers, including the Company’s named executive officers (as identified in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders);

•	The Compensation Committee adopted the Company’s 2012 Executive Cash Incentive Bonus Plan (the “2012 Bonus Plan”); and

•	The Compensation Committee approved the award of a discretionary cash bonus of $20,000 to Harpreet S. Grewal, the Company’s Executive Vice President, Chief Financial Officer and Treasurer.
Base Salaries of Named Executive Officers
On December 6, 2011, the Compensation Committee approved the 2012 annual base salaries for the Company’s executive officers, including the Company’s named executive officers. The following table sets forth the 2012 annual base salary for each of the Company’s named executive officers:

Name	Title	Base Salary

Gail F. Goodman	Chairman, President and Chief Executive Officer	$450,000
Harpreet S. Grewal	Executive Vice President, Chief Financial Officer and Treasurer	$325,000
Ellen M. Brezniak	Senior Vice President, Product Strategy	$270,000
Christopher M. Litster	Vice President and General Manager, Event Marketing	$230,000
Robert P. Nault	Vice President, General Counsel and Secretary	$270,000
John J. Walsh, Jr	Senior Vice President, Engineering and Operations	$270,000
2012 Executive Cash Incentive Bonus Plan
On December 6, 2011, the Compensation Committee adopted the 2012 Bonus Plan for its executive officers, including the Company’s named executive officers. Amounts payable under the 2012 Bonus Plan to the Company’s executive officers are calculated as a percentage of the applicable executive officer’s 2012 annual base salary described above.
The following table sets forth the target bonus percentage under the 2012 Bonus Plan, as a percentage of 2012 annual base salary, for each of the Company’s named executive officers:

Target Bonus
Name	Percentage

Gail F. Goodman	100%
Harpreet S. Grewal	67%
Ellen M. Brezniak	50%
Christopher M. Litster	40%
Robert P. Nault	40%
John J. Walsh, Jr	45%
Under the 2012 Bonus Plan, the Company’s executive officers are eligible to receive cash incentive bonus payments based on the achievement of (i) quarterly corporate financial targets, (ii) quarterly customer satisfaction targets (or other customer satisfaction- or customer success-based targets approved by the Compensation Committee), (iii) quarterly individual performance goals and/or (iv) in the case of the Company’s business unit heads, annual financial and operating targets related to the executive officer’s operational area of responsibility. The Compensation Committee determines which of the foregoing performance metrics apply to each executive officer and the portion (if any) of such executive officer’s target cash incentive bonus that is allocated to each such performance metric.
For the Company’s named executive officers (other than Ms. Goodman and Mr. Litster), the 2012 Bonus Plan provides for pro rata quarterly cash incentive bonus payments based on the achievement of (i) quarterly corporate financial targets, (ii) quarterly customer satisfaction targets (or other customer satisfaction- or customer success-based targets approved by the Compensation Committee) and (iii) quarterly individual performance goals, with 55% of the target cash incentive bonus being allocated to the quarterly corporate financial targets, 25% of the target cash incentive bonus being allocated to the quarterly customer satisfaction (or other customer satisfaction- or customer success-based) targets and 20% of the target cash incentive bonus being allocated to the quarterly individual performance goals.
For Ms. Goodman, the 2012 Bonus Plan provides for pro rata quarterly cash incentive bonus payments based on the achievement of quarterly corporate financial targets and quarterly customer satisfaction (or other customer satisfaction- or customer success-based) targets, with 75% of the target cash incentive bonus being allocated to the quarterly corporate financial targets and 25% of the target cash incentive bonus being allocated to the quarterly customer satisfaction (or other customer satisfaction- or customer success-based) targets. Under the 2012 Bonus Plan, Ms. Goodman’s bonus award will not depend on the achievement of individual performance goals.
For Mr. Litster, the 2012 Bonus Plan provides for pro rata quarterly cash incentive bonus payments based on the achievement of quarterly corporate financial targets and the achievement of quarterly individual performance goals and an annual bonus based on the achievement of annual financial and operating targets related to his operational area of responsibility (the event marketing business unit), with 35% of the target cash incentive bonus being allocated to the quarterly corporate financial targets, 25% of the target cash incentive bonus being allocated to the quarterly individual performance goals and 40% of the target cash incentive bonus being allocated to the annual financial and operating targets related to the Company’s event marketing business unit.
Quarterly Corporate Financial and Customer Satisfaction (or Other Customer Satisfaction- or Customer Success-Based) Targets
The quarterly corporate financial targets and, where applicable, customer satisfaction targets under the 2012 Bonus Plan are based on the following corporate metrics: (i) quarterly revenue growth (“QRG”), (ii) adjusted earnings before interest, taxes, depreciation and amortization as a percentage of revenue (“Adjusted EBITDA Margin”), and (iii) customer satisfaction survey results or other customer satisfaction- or customer success-based metrics (“Customer Satisfaction”) as may be approved from time to time by the Compensation Committee.
The quarterly QRG and Adjusted EBITDA Margin targets are established by the Board as part of the budgeting process and subsequently approved by the Compensation Committee. As of the filing of this Current Report on Form 8-K, the Compensation Committee has not yet approved the quarterly QRG, Adjusted EBITDA Margin or Customer Satisfaction targets for the 2012 Bonus Plan.
The Compensation Committee determines the portion of each executive officer’s target cash incentive bonus that is allocated to each of the QRG metric, the Adjusted EBITDA Margin metric and the Customer Satisfaction metric. For the Company’s named executive officers (other than Ms. Goodman and Mr. Litster), 40% of the target cash incentive bonus is allocated to the QRG metric, 15% of the target cash incentive bonus is allocated to the Adjusted EBITDA Margin metric and 25% of the target cash incentive bonus is allocated to the Customer Satisfaction metric. For Ms. Goodman, 60% of the target cash incentive bonus is allocated to the QRG metric, 15% of the target cash incentive bonus is allocated to the Adjusted EBITDA Margin metric and 25% of the target cash incentive bonus is allocated to the Customer Satisfaction metric. For Mr. Litster, 25% of the target cash incentive bonus is allocated to the QRG metric and 10% of the target cash incentive bonus is allocated to the Adjusted EBITDA Margin metric.
Bonus payments related to the QRG metric will be based on the following levels of achievement, as a percentage of the quarterly target QRG:

	Less													140%
Achievement	than													and
Level	80%	80%	85%	90%	95%	100%	105%	110%	115%	120%	125%	130%	135%	Greater
Payout Percentage	0%	50%	63%	75%	88%	100%	125%	150%	175%	200%	225%	250%	275%	300%
Bonus payments for achievement between the levels described in the table above will be made on a pro rata basis.
Bonus payments will be made to any executive officer based on the quarterly Adjusted EBITDA Margin metric if the quarterly Adjusted EBITDA Margin achieved by the Company is at least equal to one percentage point below the quarterly target Adjusted EBITDA Margin, in which event the executive will be eligible to receive 95% of the bonus allocated to the Adjusted EBITDA Margin metric. No payment will be made if the quarterly achievement level is more than one percentage point below the quarterly target Adjusted EBITDA Margin. In the event that the quarterly Adjusted EBITDA Margin achieved by the Company is one percentage point or more above the quarterly target Adjusted EBITDA Margin, the executive will be eligible to receive 105% of the bonus allocated to the Adjusted EBITDA Margin metric. Bonus payments for achievement between the two Adjusted EBITDA Margin thresholds will be made on a pro rata basis.
Bonus payments to be made to any executive officer based on the quarterly Customer Satisfaction metric will be paid at 100% of the target payment if the quarterly Customer Satisfaction target is achieved. For achievement levels below the quarterly Customer Satisfaction target, the bonus payment will be reduced by 25% for every percentage point of under-achievement below the target up to a maximum of three percentage points below the target. No payment will be made if the quarterly achievement level is more than three percentage points below the quarterly Customer Satisfaction target. For achievement levels above the quarterly Customer Satisfaction target, the bonus payment will be increased by 25% for every percentage point above the target up to a maximum of four percentage points above the target.
Quarterly Individual Performance Goals
If a portion of an executive officer’s target cash incentive bonus is allocated to the achievement of quarterly individual performance goals, the quarterly individual performance goals for the executive officer will be established by Ms. Goodman and will be tied to the particular area of expertise of the executive and his or her performance in attaining those objectives relative to external forces, internal resources utilized and overall individual effort. Under the 2012 Bonus Plan, Ms. Goodman will establish the quarterly individual performance goals for each such executive officer using the foregoing criteria at the beginning of each quarter of 2012. As of the filing of this Current Report on Form 8-K, Ms. Goodman has not established the quarterly individual performance goals for the named executive officers for 2012.
Operational Financial and Operating Targets
For the Company’s executive officers who are business unit heads, the 2012 Bonus Plan provides that a portion of each such executive officer’s target cash incentive bonus will be allocated to one or more annual financial and operating targets related to the executive officer’s operational area of responsibility, with the Compensation Committee determining the portion of each such executive officer’s target cash incentive bonus that is allocated to each such annual financial and operating target.
For Mr. Litster, who heads the Company’s event marketing business unit, the annual financial and operating targets under the 2012 Bonus Plan are related to the Company’s event marketing business unit and are based on two metrics: (i) annual revenue of the Company’s event marketing business unit (“EVM BU Revenue”) and (ii) year-end customer count of the Company’s event marketing product (“EVM Customer Count”), with 25% of the target cash incentive bonus being allocated to the EVM BU Revenue metric and 15% of the target cash incentive bonus being allocated to the EVM Customer Count metric.
The annual EVM BU Revenue and EVM Customer Count targets are established by the Board as part of the budgeting process and approved by the Compensation Committee. As of the filing of this Current Report on Form 8-K, the Compensation Committee has not yet approved the annual EVM BU Revenue or EVM Customer Count targets for the 2012 Bonus Plan.
Discretionary Cash Bonus
On December 6, 2011, the Compensation Committee approved the award of a discretionary cash bonus of $20,000 to Mr. Grewal for his extraordinary performance in 2011.
Item 8.01. Other Events.
From November 22, 2011 to December 2, 2011, while it was permissible under the applicable securities laws for officers and directors of the Company to purchase and sell securities of the Company, the following officers entered into binding trading plans (the “10b5-1 Plans”):

		Maximum number
		of shares of
		common stock that	Time period during
		may be sold under	which sales may occur
Name	Title	the 10b5-1 Plans	under the 10b5-1 Plans
Robert P. Nault	Vice President and General Counsel	12,000	3/5/2012 – 6/30/2012

Robert D. Nicoson	Vice President and Chief Human Resources Officer	20,000	2/20/2012 – 11/16/2012
Pursuant to the 10b5-1 Plans, certain shares of the Company’s common stock held by such individuals will be sold on a periodic basis without further direction from the individual in accordance with the terms and conditions set forth in the applicable 10b5-1 Plan, which in all cases include minimum sale price thresholds. Under the Company’s insider trading policy, trades will not occur under the 10b5-1 Plans until at least 90 days after the execution date of the applicable 10b5-1 Plan. Each of the 10b5-1 Plans is designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy. Transactions made pursuant to the 10b5-1 Plans will be disclosed publicly through Form 144 and Form 4 filings with the Securities and Exchange Commission. Except as may be required by law, the Company does not undertake to report on specific Rule 10b5-1 plans of the Company’s officers or directors, nor to report modifications or terminations of such plans.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.
Date: December 6, 2011	By:	/s/ Robert P. Nault
Robert P. Nault
Vice President and General Counsel